                                                                   EXHIBIT 10.48

                               AMENDMENT NO. 1 TO
                           REVOLVING CREDIT AGREEMENT


            THIS AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT, dated as of December 29, 2002 (this "Amendment"), among SYLVAN INC., a Nevada corporation (the "Company"), SYLVAN FOODS (NETHERLANDS) BV ("SFNBV"), a Dutch corporation, THE BANKS LISTED ON THE SIGNATURE PAGE HEREOF (individually, a "Bank" and collectively the "Banks") and CITIZENS BANK OF PENNSYLVANIA ("Citizens"), as agent (in such capacity, the "Agent") for the Banks and for the Issuing Bank under the Original Agreement, as defined below (the "Issuing Bank").


                              BACKGROUND PROVISIONS


            1. The Company, SFNBV, ABN AMRO BANK N.V.,  as a Bank, and
MELLON BANK, N.A. ("Mellon"), as a Bank, as Issuing Bank and as Agent, entered into that certain Revolving Credit Agreement, dated as of August 6, 1998 (as heretofore amended, modified or supplemented, the "Original Agreement").

            2. Citizens is the successor to Mellon in its capacity as a Bank, as Issuing Bank and as Agent under the Original Agreement.

            3. The Company, SFNBV, the Banks, the Issuing Bank and the Agent wish to amend the Original Agreement in certain respects.

            NOW, THEREFORE, in consideration of the premises, and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows.

                                    ARTICLE I

                                   AMENDMENTS

            1.01. CONSOLIDATED NET WORTH. Section 6.01(b) of the Original Agreement is hereby amended to read in its entirety as follows;

                  (b) CONSOLIDATED NET WORTH. (i) On the Closing Date and as of the end of each fiscal quarter of the Company ending after the Closing Date to and including the fiscal quarter ended September 29, 2002, Consolidated Net Worth shall not be less than $42,000,000, plus an amount equal to 65% of the aggregate Consolidated Net Income for each fiscal quarter of the Company during the period commencing on the Closing Date and ending on the date of such determination; and

                  (ii) As of December 29, 2002 and as of the end of each fiscal quarter of the Company ending thereafter, Consolidated Net Worth shall not be less than $49,500,000, plus an amount equal to 65% of the aggregate Consolidated Net Income for each fiscal quarter of the Company during the period commencing on December 30, 2002 and ending on the date of such determination.

            1.02 ANNEX B PRICING GRID. Effective as of March 1, 2003, Annex B to the Original Agreement is hereby amended by deleting in its entirety the Pricing Grid set forth at the beginning thereof and substituting therefor the following Pricing Grid:

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                                  PRICING GRID

      APPLICABLE TIER           APPLICABLE MARGIN         COMMITMENT FEE RATE
--------------------------------------------------------------------------------
          Tier I                      1.40%                      0.25%
--------------------------------------------------------------------------------
          Tier II                     1.275%                    0.225%
--------------------------------------------------------------------------------
         Tier III                     1.15%                      0.20%
--------------------------------------------------------------------------------
          Tier IV                     0.90%                     0.175%
--------------------------------------------------------------------------------
          Tier V                      0.775%                     0.15%
--------------------------------------------------------------------------------
          Tier VI                     0.65%                     0.125%
--------------------------------------------------------------------------------

Notwithstanding anything to the contrary in this Amendment or the Original Agreement, (a) the Applicable Tier shall be deemed to be Tier II of the Pricing Grid set forth on Annex B to the Original Agreement (as constituted without regard to this Amendment) for each day during the period commencing December 30, 2002 and ending February 28, 2003 and (b) the initial Applicable Tier for the period commencing March 1, 2003 shall be Tier II of the Pricing Grid set forth in this Section 1.02 of this Amendment.

            1.03 LETTER OF CREDIT APPLICATIONS AND ISSUING BANK. Annex A to the Original Agreement is hereby amended by amending and restating in their entirety the definitions of the terms "Applications," "Cash Management Documentation" and "Issuing Bank" appearing therein to read as follows:

                  "Applications" shall mean the applications and letter of credit agreement customarily used by the Issuing Bank to document the issuance and reimbursement obligations relating to letters of credit.

                  * * *

                  "Cash Management Documentation" shall mean the cash management agreements, including any cash sweep, line of credit and automated borrowing service agreements and promissory note, customarily used by Citizens Bank of Pennsylvania.

                  * * *

                  "Issuing Bank" shall mean Citizens Bank of Pennsylvania in its capacity as issuer of a Letter of Credit hereunder.

            1.04 WAIVER. The Banks and the Agent hereby irrevocably waive the right to assert, or to take any enforcement or remedial action under the Original Agreement with respect to, any Event of Default or Potential Default based on (a) failure by the Company to comply with the requirements of Section 6.01(b) of the Original Agreement during the period from December 29, 2002 to the date on which this Amendment shall have been executed and delivered by each party hereto and (b) failure by the Company to timely deliver the Compliance Certificate as required by Section 5.01(c) of the Original Agreement during the period from February 12, 2003 to the date on which this Amendment shall have been executed and delivered by each party hereto.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

            2.01. AUTHORITY AND AUTHORIZATION. Each of the Borrowers has the corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder. All such action has been duly and validly authorized by all necessary corporate proceedings by each of the Borrowers.

            2.02. EXECUTION AND BINDING EFFECT. This Amendment has been duly and validly executed and delivered by each of the Borrowers and constitutes the legal, valid and binding obligations of each of the Borrowers enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

            2.03. AUTHORIZATIONS AND FILINGS. No authorization, consent, approval, license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Official Body is or will be necessary or advisable in connection with the execution and delivery of this Amendment, consummation of the transactions herein contemplated or performance of or compliance with the terms and conditions hereof.

            2.04. ABSENCE OF CONFLICTS. Neither the execution and delivery of this Amendment nor consummation of the transactions herein contemplated nor performance of or compliance with the terms and conditions hereof will (a) violate any Law where such violation could reasonably be expected to have a Material Adverse Effect, (b) conflict with or result in a breach of or a default under the articles of incorporation or bylaws of either Borrower or any agreement or instrument to which either Borrower may be subject or bound or (c) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Borrower Party.

            2.05. NO EVENT OF DEFAULT; COMPLIANCE WITH INSTRUMENTS. No event has occurred and is continuing and no condition exists which constitutes an Event of Default or Potential Default, other than an Event of Default or Potential Default expressly waived by Section 1.04 of this Amendment.

                                   ARTICLE III

                                   CONDITIONS

            3.01. ACCURACY OF REPRESENTATIONS AND WARRANTIES. The effectiveness of the amendments set forth in Section 1.01 hereof, the last sentence of Section
1.02 hereof and the waiver set forth in Section 1.04 hereof is subject to the accuracy as of the date of the execution and delivery hereof by the Borrowers of the representations and warranties herein contained.

                                   ARTICLE IV

                                  MISCELLANEOUS

            4.01. EXPENSES; TAXES; ATTORNEYS' FEES. The Borrowers agree to pay or cause to be paid and to save the Banks, the Issuing Bank and the Agent harmless against liability for the payment of all reasonable out-of-pocket expenses, including but not limited to fees and expenses of counsel for the Banks, the Issuing Bank and the Agent, arising in connection with the preparation, execution, delivery and performance of this Amendment and any documents, instruments or transactions pursuant to or in connection herewith.

            4.02. SAVINGS CLAUSE. This Amendment shall not, except as to matters and to the extent herein expressly set forth, (a) constitute an amendment, modification or alteration of the terms, conditions or covenants of the Original Agreement, (b) constitute a waiver, release or limitation on the exercise by any of the Banks, the Issuing Bank or the Agent of any of its rights, legal or equitable, under the Original Agreement, (c) constitute a waiver or release by any of the Banks, the Agent or the Issuing Bank of any Event of Default which has occurred or may occur under the Original Agreement or (d) relieve or release any Borrower Party in any way or to any extent from any of their respective duties, obligation, covenants and agreements imposed upon them by the Original Agreement and all documents relating thereto or from the consequences of any default thereunder.

            4.03. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

            4.04. COUNTERPARTS. This Amendment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

            4.05. CAPITALIZED TERMS. Capitalized words and terms which are used herein and not otherwise defined shall have the meanings assigned to such terms in the Original Agreement unless the context hereof clearly requires otherwise.

            IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

Attest:                             SYLVAN INC.


  /s/  FRED Y. BENNITT              By  /s/  DONALD A. SMITH
------------------------------        -------------------------------------
[CORPORATE SEAL]                    Title  Chief Financial Officer
                                         ----------------------------------


Attest:                             SYLVAN FOODS (NETHERLANDS) BV


  /s/  FRED Y. BENNITT              By  /s/  DONALD A. SMITH
------------------------------        -------------------------------------
[CORPORATE SEAL]                    Title  Authorized Signer
                                         ----------------------------------


                                    CITIZENS BANK OF PENNSYLVANIA,
                                    individually and in its capacity as Agent and Issuing Bank


                                    By  /s/  JOHN LIGDAY, JR.
                                      -------------------------------------
                                    Title  Vice President
                                         ----------------------------------


                                    ABN AMRO BANK N.V

                                    By  /s/  W.P. FISCHER
                                      -------------------------------------
                                    Title  Senior Vice President
                                         ----------------------------------


                                    By  /s/  WENDY L. WATTERS
                                      -------------------------------------
                                    Title  Vice President
                                         ----------------------------------

                  GUARANTORS ACKNOWLEDGMENT AND CONFIRMATION

            Each of the undersigned Guarantors hereby acknowledges the execution and delivery of the foregoing Amendment No. 1 to Revolving Credit Agreement dated as of December 29, 2002 ("Amendment") amending the Original Agreement referenced therein and confirms that (i) the "Loan Agreement", as defined in the Guaranty and Suretyship Agreement dated as of August 6, 1998 and executed by such Guarantor, is such Original Agreement, as the same shall be amended, modified or supplemented from time to time, including by the foregoing Amendment and (ii) the obligations of such Guarantor under such Guaranty and Suretyship Agreement continue in full force and effect and are not released, discharged or impaired in any way by such Amendment.



Attest:                             SYLVAN INC., as Guarantor



  /s/  FRED Y. BENNITT              By  /s/  DONALD A. SMITH
------------------------------        -------------------------------------
[CORPORATE SEAL]                    Title  Chief Financial Officer
                                         ----------------------------------


Attest:                             SYLVAN FOODS, INC., as Guarantor


  /s/  FRED Y. BENNITT              By  /s/  DONALD A. SMITH
------------------------------        -------------------------------------
[CORPORATE SEAL]                    Title  Chief Financial Officer
                                         ----------------------------------


Attest:                             SYLVAN AMERICA, INC., a Pennsylvania
                                    corporation, as Guarantor

  /s/  FRED Y. BENNITT              By  /s/  DONALD A. SMITH
------------------------------        -------------------------------------
[CORPORATE SEAL]                    Title  Treasurer
                                         ----------------------------------


Attest:                             SYLVAN AMERICA, INC., a Nevada
                                    corporation, as Guarantor

  /s/  FRED Y. BENNITT              By  /s/  DONALD A. SMITH
------------------------------        -------------------------------------
[CORPORATE SEAL]                    Title  Treasurer
                                         ----------------------------------



Attest:                             QUINCY CORPORATION, as Guarantor


  /s/  FRED Y. BENNITT              By  /s/  DONALD A. SMITH
------------------------------        -------------------------------------
[CORPORATE SEAL]                    Title  Treasurer
                                         ----------------------------------